UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2007

CSS Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2661	13-1920657
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1845 Walnut Street, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 569-9900

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 3, 2007, CSS Industries, Inc. (the “Company”), through its wholly-owned subsidiary Delta Acquisition, LLC, completed its previously announced acquisition of substantially all of the business and assets of C.R. Gibson, Inc., a designer, marketer and distributor of memory books, stationery, journals and notecards, paper tableware, infant and wedding photo albums and scrapbooks and other gift items that commemorate life’s celebrations, for a cash purchase price of approximately $68 million. The purchase price is subject to certain post-closing adjustments and indemnification obligations. Following post-closing adjustments, the Company currently anticipates that the acquisition purchase price will be approximately $73 million. The purchase price was funded with borrowings under the Company’s existing revolving credit facility and accounts receivable securitization facility.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by this Item will be filed by amendment as soon as practicable, and in any event not later than 75 days after December 3, 2007 (the closing date described in Item 2.01).

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item will be filed by amendment as soon as practicable, and in any event not later than 75 days after December 3, 2007 (the closing date described in Item 2.01).

(d) Exhibits.

2.1	Asset Purchase Agreement dated as of October 31, 2007 by and among Delta Acquisition, LLC, CSS Industries, Inc., C.R. Gibson, Inc. and the Shareholders of C.R. Gibson, Inc.*

2.2	Closing Letter dated November 30, 2007 by and among Delta Acquisition, LLC, CSS Industries, Inc. and C.R. Gibson, Inc., on behalf of itself and its shareholders.*

*	A listing describing each Schedule and Exhibit to the Asset Purchase Agreement is provided herewith as part of Exhibit 2.1. A description of Exhibit A to the Closing Letter is provided herewith as part of Exhibit 2.2. The Company hereby undertakes to furnish to the Commission supplementally upon request a copy of omitted Exhibits and Schedules to the Asset Purchase Agreement and the Closing Letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSS Industries, Inc.
(Registrant)

By: /s/ William G. Kiesling
William G. Kiesling
Vice President – Legal and Human
Resources and General Counsel

Date: December 7, 2007

EXHIBIT INDEX

Exhibit	Description
2.1	Asset Purchase Agreement dated as of October 31, 2007 by and among Delta Acquisition, LLC, CSS Industries, Inc., C.R. Gibson, Inc. and the Shareholders of C.R. Gibson, Inc.
2.2	Closing Letter dated November 30, 2007 by and among Delta Acquisition, LLC, CSS Industries, Inc. and C.R. Gibson, Inc., on behalf of itself and its shareholders.

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